UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2021.

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-55656	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2990 Redhill Avenue

Costa Mesa, CA 92626

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	OTCQB

On August 31, Clean Energy Technology, Inc., a Nevada corporation (the “Company”), entered into an Equity Financing Agreement (“Equity Financing Agreement”) and Registration Rights Agreement (“Registration Rights Agreement”) with GHS Investments LLC, a Nevada limited liability company (“GHS”). Under the terms of the Equity Financing Agreement, GHS agreed to provide the Company with up to $4,000,000 upon effectiveness of a registration statement on Form S-1 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”)

Following effectiveness of the Registration Statement, the Company shall have the discretion to deliver puts (each, a “Put”) to GHS and GHS will be obligated to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) based on the investment amount specified in each Put notice. The maximum amount that the Company shall be entitled to put to GHS in each Put notice shall not be less than $10,000 nor exceed two hundred percent (200%) of the average daily trading dollar volume of the Company’s Common Stock during the ten (10) trading days preceding the put, so long as such amount does not exceed $1,000,000. Pursuant to the Equity Financing Agreement, GHS and its affiliates will not be permitted to purchase shares, and the Company may not request Puts from GHS, that would result in GHS’s beneficial ownership equaling more than 4.99% of the Company’s outstanding Common Stock. The price of each share in a Put shall be equal to eighty percent (80%) of the average of the lowest two closing prices for the 10 days prior to the Put notice from the Company, but not less than the lowest daily volume weighted average price for the Company’s common stock during the twenty (20) trading days preceding the filing of the Registration Statement (the “Purchase Price”). Puts may be delivered by the Company to GHS until (i) the earlier of twelve (12) months after the date of the Equity Financing Agreement, (ii) the date on which GHS has purchased an aggregate of $4,000,000 worth of Common Stock under the terms of the Equity Financing Agreement or (iii) such time the Registration Statement is no longer in effect. In accordance with the Equity Financing Agreement, the Company issued GHS 842,460 shares of its Common Stock as commitment shares.

The Registration Rights Agreement provides that the Company shall (i) use its best efforts to file with the Commission the Registration Statement within 30 days of the date of the Registration Rights Agreement; and (ii) use reasonable commercial efforts to have the Registration Statement declared effective by the Commission within 30 days after the date the Registration Statement is filed with the Commission, but in no event more than 90 days after the Registration Statement is filed.

The foregoing does not purport to be a complete description of the rights and obligations of the parties under the Equity Financing Agreement and the Registration Rights Agreement and is qualified by reference to the Equity Financing Agreement and Registration Rights Agreement filed as Exhibits 10.128, and 10.129, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description

10.128	Form of Equity Financing Agreement with GHS Investments, LLC, dated as of August 31, 2021.

10.129	Form of Registration Rights Agreement with GHS Investments, LLC, dated as of August 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer

Date:	September 2, 2021